Rule 497(e)
File Nos. 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-6776 - Premier Innovations℠
HV-6777 - Hartford 403(b) Cornerstone Innovations
HV-6778 - Premier Innovations℠ (Series II)

Supplement dated June 10, 2026 to Prospectuses dated May 1, 2026

This supplement amends name information, effective August 1, 2026, for the PIMCO Total Return ESG Fund in the above-referenced product Prospectuses.

Accordingly, effective August 1, 2026, prior information for the PIMCO Total Return ESG Fund – Administrative Class in the “Appendix A – General Account Options and Underlying Funds” section of the Prospectuses will be updated as follows (all other information in the “Appendix A – General Account Options and Underlying Funds” section of the Prospectuses will remain unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core-Plus Bond	PIMCO Total Return ESG and Bond Fund - Administrative Class (Effective 8/1/2026, PIMCO Total Return ESG Fund is renamed PIMCO Total Return ESG and Bond Fund)	1.70%	8.28%	-0.63%	1.94%
	Adviser: Pacific Investment Management Company, LLC
	Subadviser: N/A

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
2026-PROSUPP-3